UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1596

FPA CAPITAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA		90064
(Address of principal executive offices)		(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:	310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	SEPTEMBER 30, 2012

Item 1. Report to Stockholders.

FPA Capital Fund, Inc.

Semi-Annual Report

September 30, 2012

Distributor:

UMB DISTRIBUTION SERVICES, LLC

803 West Michigan Street
Milwaukee, Wisconsin 53233

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Semi-Annual Report covers the six-months ended September 30, 2012. Your Fund's net asset value (NAV) per share closed at $43.41. A long-term capital gain distribution of $0.67 per share was paid on July 3 to shareholders of record on June 29.

The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices.

	Periods Ended September 30, 2012 Average Annual Total Return
	1 Year	5 Years	10 Years	15 Years	20 Years	25 Years	6/30/1984 Inception
FPA Capital Fund (NAV )*	20.43%	4.63%	10.83%	9.04%	13.78%	12.94%	14.64%
FPA Capital Fund** (Net of Sales Charge)	14.10%	3.50%	10.23%	8.65%	13.47%	12.69%	14.42%
Lipper Mid-Cap Value Fund Average	28.01%	0.90%	9.56%	7.02%	9.90%	NA	NA
Russell 2000	31.91%	2.21%	10.17%	5.52%	9.09%	8.16%	9.50%
Russell 2500	30.93%	2.80%	10.86%	7.05%	10.42%	9.68%	11.28%
Standard & Poor's 500 Stock Index	30.20%	1.05%	8.01%	4.70%	8.50%	8.61%	10.92%

The Fund's six-month total return, which includes both the changes in NAV and the reinvestment of distributions paid, was -2.16%*. This compares with total returns of 0.04% for the Lipper Mid-Cap Value Fund Average, 1.60% for the Russell 2000, 1.20% for the Russell 2500 and 3.43% for the S&P 500. For the calendar year-to-date period, these same comparisons are 6.17%* for FPA Capital Fund, 12.85% for the Lipper Mid-Cap Value Fund average, 14.23% and 14.33% for the Russell 2000 and 2500, and 16.44% for the S&P 500.

Commentary

After underperforming the first two quarters of the year, your Fund outperformed its benchmarks in the third quarter of 2012. However, the performance still lags the benchmark on a year-to-date basis. The Fund's elevated cash level has contributed roughly 250 basis points of performance drag thus far in 2012, but our absolute value strategy necessitates that we hold cash when there is a dearth of value in the markets we follow.

We have articulated many times over the last couple of decades that cash is a residual of investment opportunity, and we do not target a certain percentage. That is, cash levels are low when there is an abundance of value and high

*    Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown.

**  Reflects deduction of the maximum sales charge of 5.25% of the offering price.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 13 and 15.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS (Continued)

when there is a scarcity of absolute value opportunities. We think of cash as an asset that has no duration, but provides an embedded call option that can be exercised when quality assets are cheap and on sale.

It is often a lonely endeavor to be a true contrarian absolute value manager. Most people feel secure in the knowledge that others like them are nearby, doing similar activities, and generally moving in the same direction. Most people do not want to be alone or feel awkward because they are the only ones on the dance floor. Our Small/Mid-Cap Absolute Value team has established a long-term track record that is predicated on standing away from the crowd, allocating capital when there is fear in the market or when there is a large degree of uncertainty about an individual enterprise.

We have written many times in the past, and will continue to reinforce in the future, that our absolute value investment strategy can lag the stock market indices not only when stocks are rising rapidly, but also when they are richly valued. At over 20x trailing-twelve month earnings and 15x forward earnings, small- and mid-caps stocks are certainly not cheap. This is familiar territory for us; it compares most recently to the 2004-2007 period, although the 1996-1998 was comparably frustrating. In contrast, the Fund has a Price/Earnings ratio of approximately 11x, and the account's weighted average return on equity is roughly 30% greater than its benchmark's return while having substantially less leverage than the indices.

We do not mean to convey that we are waiting for the market to crater before we buy stocks. No, our frustration is more akin to the Montana fly fisherman who catches just one prize fish rather than the school of rainbow trout swimming nearby. For instance, despite Q3's strong performance for all of the major indices and the Fund, we did add a new stock to the portfolio. We have added eight new names to the Fund over the last year or so, evidence that the market does not have to collapse for us to deploy capital.

Alliant Techsystems (ATK) is our newest holding. The company's Aerospace Systems segment develops and produces rocket motor systems for human and cargo launch vehicles, conventional and strategic missiles, missile defense interceptors, and small and micro-satellites. In addition, it provides composites to military and civil airplane manufacturers. The company's Defense segment develops and produces military small, medium, and large caliber ammunition. It also provides defense electronics systems, missile subsystems and components, and propulsion and controls systems. Last, in its sporting segment, ATK produces ammunition and sells accessories for local law enforcement departments and the sport hunting/sport enthusiast markets.

We purchased our initial position in ATK below $45, or less than 6x trailing-twelve-months earnings and 55% of revenues to enterprise value. We believe the risk:reward ratio is very attractive at our entry point. At time of writing this commentary, ATK had rallied above $55 or roughly 30% higher than our cost basis.

We added to our Devry (DV) position as the stock declined approximately 27% in the third quarter. We maintained our roughly 1.80% position in the stock, despite the material decline in the share price. Many of the schools in the For-Profit education industry have experienced negative enrollment growth recently mainly because potential students have concerns about the job market and their employment prospects after graduation. We believe these are cyclical issues and enrollment will likely stabilize, albeit at a lower level, in 2013. The company continues to experience growth in its medical and nursing schools and is diligently adding to its Brazilian assets. DV's balance sheet remains strong with nearly $3 in net cash, and the valuation is attractive at less than 4x enterprise value to EBITDA.

As one would expect in a rising market, we reduced several positions in Q3. Notably, we reduced Atwood Oceanics (ATW) due to the stock price appreciating 20% in the quarter, reflecting the prospects of stronger profitability due to robust oil prices. We reduced Veeco Instruments (VECO) in the mid-to-high $30s because it approached fair valuation and our channel checks suggested that the metal organic chemical vapor deposition market, used to produce high-brightness LEDs, will remain under pressure for a while longer. We trimmed the position before the stock slid over 20% from its 52-week high. During the quarter we further reduced Foot Locker (FL) and Signet (SIG), which increased over 16% and 10%,

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS (Continued)

respectively. Both of these retailers have been big winners for your Fund over the last few years with FL up nearly 500% since our last purchase during the fiscal crisis and SIG up over 585% during the same time frame. FL and SIG are among the best managed retailers in their respective retail niches, and they boast the largest market shares as well.

We fully exited Amerigroup (AGP) after the company received an unsolicited takeover offer from Wellpoint (WLP), which was more than double our cost basis. Although we owned AGP for approximately one year and are pleased with the return it generated for the Fund, we believe the stock had more upside potential given the dynamic trends in the market. Nonetheless, on a present value basis, we believe the offer from WLP is fair and that AGP shareholders will approve the deal.

Performing well in the quarter were ATW, FL, SIG, and Oshkosh (OSK). OSK appreciated over 30% in Q3 due in part to investors growing more confident that the company's earning power over the next few years would be greater than the expectations of just a couple of quarters ago. Additionally, the higher confidence can also be attributed to management's more focused attention on reducing costs and improving the profitability in their Access Equipment, Commercial, and Fire & Emergency divisions. The stock closed the quarter at $27.43, and we believe the shares may rise further over the next couple of years as the company strives to achieve its target of over $4.00 in earnings per share.

In addition to DV and VECO, Arris Group (ARRS) also declined in the quarter by roughly 8%, but it is still up over 18% year-to-date. Thus, we attribute the weakness in ARRS more to investors taking some profits off the table rather than anything negative about the operations of the company.

We continue our due diligence efforts in multiple areas. Our pipeline of companies with long histories of profitability, strong industry positions, pristine balance sheets, and solid management teams is robust. The team remains patient for better valuation levels, but is very active in sourcing and researching future companies for your Fund.

Economic Commentary and Outlook

The resilience of the U.S. consumer, the government's excessive deficit spending, the Federal Reserve's loose monetary policy, and investors stretching for returns when corporate profits are at peak levels and valuations already extended — all of these have our attention and concern.

Consumers in the doldrums

The American consumer is not shopping much. Despite what some measures are indicating on employment, we are worse off than five years ago. The U6 unemployment rate, which includes part time employees who would prefer full time jobs, is almost double the 2007 level of 8.0%, and has increased in the last six months from 14.5% to 14.7%. Total nonfarm employment is still 4.5 million below the 2008 level. As a result, the civilian employment-to-population ratio has dropped from over 63% in 2008 to 58.5%. This almost five-point drop is the real hit to employment levels, and it is substantial.

The real median income for U.S. households measured in 2011 dollars has declined by nine percent since 2000 (when it hit $54,932) to $50,054 per household. It is hard to increase your spending if your real income is declining and those around you have difficulty finding jobs. This is why personal consumption expenditure was revised down to 1.5% for the second quarter and continues to be weak. During the last three and a half years real consumption spending has only grown 0.7% per year, less than one fifth the 3.6% rate per year achieved in the decade before.

The U.S. consumer is trying to pay down debt created by the property and credit excesses of the last decade. Household debt at 113% of disposable personal income is down from the peak five years ago, but is still far above the average of 70-80% in the three decades before that. Thus, a continuation of the balance sheet repair mode is more likely than not. With the consumer as the dominant driver of GDP, this augurs continued weak GDP trends going forward.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS (Continued)

Can the Fed's stimulus counteract these trends and what are the risks?

In spite of the Fed's exceedingly easy monetary policy, the consumer has not responded. The Fed is persisting nonetheless, offering up QE3, after QE1 and QE2 succeeded in growing annual real consumption spending by only 0.7%. In our eyes, further quantitative easing is neither logical nor well thought out, since the upside does not offset the risks. Having already increased the money supply from $850 billion to $2.8 trillion the last five years, the Fed is now embarking on another $500 billion per year expansion, and it will keep expanding until the outlook for the labor market improves substantially. This $500 billion per year equates to a 60% increase in the money supply on the 2008 base, not small potatoes even for an economy the size of the U.S. It is easy to forget where you are when you've gone off the road as has the Fed, and the further you drive in the woods, the harder it is to find your way back. Risks related to loose monetary policy include i) price instability should the credibility of the U.S. dollar erode, ii) misallocation of capital, and iii) creation of bubbles that could threaten financial institutions and financial markets.

We agree with the closing arguments of a paper recently issued by the Federal Reserve Bank of Dallas, written by William White, the chairman of Economic Development at the OECD. The paper "Ultra Easy Monetary Policy and the Law of Unintended Consequences," asserts two premises for current monetary policy to work: i) it must be effectively transmitted to the real economy, and ii) it must lead private sector spending to respond by stimulating the real economy and reducing unemployment. White concludes that the current ultra easy policy is neither likely to be effectively transmitted to the real economy, nor to lead private sector spending to respond and reduce unemployment. White closes by stating that...

"the capacity of such policies to stimulate strong, sustained and balanced growth in the global economy is limited. Moreover, ultra easy monetary policies have a wide variety of undesirable medium term effects — the unintended consequences" and "aggressive monetary easing in economic downturns is not a free lunch."

We're of the same mind. The price for current policy mistakes will be paid in the future. The longer current policies remain in place, the further from equilibrium we will be and the larger the readjustment and costs. Said the ancient philosopher Lao-Tzu: "Set about difficult things while they are still easy." The time to act against the unintended consequences of ultra easy monetary policy is now.

A constrained universe of investment opportunity

Corporate profits are at or close to peak levels and the valuations attached to those profits are rich. The Russell 2000 trailing twelve month Price/Earnings ratio of 25x is more than twice your portfolio's of around 11x. It is hard to intelligently deploy capital when most people are stretching for yields. We can see the reaching for return effect in our "core value screen" which looks for companies selling below 15x earnings, 7x cash flows, 2.2x book value and 1x sales, and have debt to capital of less than 40%. This screen is qualifying less than one hundred names currently, which is in the bottom third historically. Moreover, equity mutual funds presently have close to record low cash levels, which happen when investors are hungry to put capital to work1. We are content with husbanding our cash and deploying it profitably only when we get attractive opportunities, which has been the case on multiple occasions the last eighteen months. We have also sold aggressively when the valuations have so warranted, selling more than two thirds of our oil and gas exploration investments and half of our oil service assets since 2009.

The present consensus bottom-up forecast is for the S&P 500 net profit margins to increase from 8.9% this year to 9.7% next year2. This translates to an almost 10% increase in the net profit margin which is already extended. We think the more probable scenario over the next several years is a contraction in profit margins, which will likely lead to a retrenchment in valuation multiples and create opportunities to deploy capital.

1  http://home.comcast.net/~RoyAshworth/Mutual_Fund_Cash_Levels/Mutual_Fund_Cash_Levels.htm

2  MacroMavens

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS (Continued)

Combing for small to mid cap value today

We ran a study on the Russell 2000 to see what performed well year-to-date. The result was that of the 219 companies that appreciated by more than 50%, most were marginally profitable at best, highly levered and richly priced. Only half of the companies had a profit. The ones with a profit had an average Price/Earnings of 36x and an average Price/Book of 5.6x. This illustrates one of William White's unintended consequences: misallocation of capital into highly speculative investments. Since we strive to invest in market leading companies with a history of profitability, strong balance sheets, successful management teams, selling at a deep discount to their underlying absolute values, none of these Russell 2000 "outperformers" passed our screens before their outperformance. Another indicator of investors risk appetite is NYSE margin debt, which is now approaching the level of its prior peak in 2007.

We continue to reduce risk in the portfolio by selling stocks as they reach or exceed their fair values. Despite aggressively selling stocks in our energy and technology sectors over the last few years, these sectors represent almost three quarters of our equity investments. We like our investments in these sectors because of their exposure to global demand growth, as opposed to exclusively relying on U.S. growth, which we, as stated, believe will lag. Our oil exposure is further substantiated by the fact that it is a real asset that should provide a store of value if monetary inflation becomes a problem in the future.

We thank you for your continued support and trust.

Respectfully submitted,

Dennis M. Bryan
Co-Chief Executive Officer and Portfolio Manager

Rikard B. Ekstrand
Co-Chief Executive Officer and Portfolio Manager
October 26, 2012

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Fund shares are presently offered for sale only to existing shareholders and to directors, officers and employees of the Fund, the Adviser, and affiliated companies, and their immediate relatives.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS (Continued)

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

The Russell 2500 and 2000 Indexes consist of the 2,500 and 2,000 smallest companies, respectively, in the Russell 3000 total capitalization universe. These indexes are considered measures of small to mid capitalization stock performance. The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index which covers industrial, utility, transportation and financial service companies, and represents approximately 75% of the New York Stock Exchange (NYSE) capitalization and 30% of NYSE issues. This index is considered a measure of large capitalization stock performance. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The Lipper Mid-Cap Value Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges.

FPA CAPITAL FUND, INC.

PORTFOLIO SUMMARY

September 30, 2012
(Unaudited)

Common Stocks		68.9%
Technology	22.3%
Oil Field Services	18.4%
Oil & Gas Exploration	12.0%
Industrial Products	7.8%
Retailing	4.3%
Business Services & Supplies	1.9%
Financial	1.0%
U.S. Treasuries		18.2%
Short-Term Investments		12.9%
Other Assets and Liabilities, net		0.0%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended September 30, 2012
(Unaudited)

Shares
NET PURCHASES
Common Stocks
Alliant Techsystems Inc. (1)	52,400
DeVry Inc.	933,500
Interdigital, Inc.	400,948
Newfield Exploration Company	441,888
Patterson - UTI Energy, Inc.	109,000
NET SALES
Common Stocks
Amerigroup Corporation (2)	372,900
Atwood Oceanics, Inc.	114,194
ENSCO PLC	199,100
Federated Investors, Inc.	95,457
Foot Locker, Inc.	444,000
Rowan Companies, Inc.	23,924
Signet Jewelers Ltd	110,566
VEECO Instruments Inc.	126,200

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from commitment to portfolio

FPA CAPITAL FUND, INC.

PORTFOLIO OF INVESTMENTS

September 30, 2012
(Unaudited)

COMMON STOCKS	Shares	Value
TECHNOLOGY — 22.3%
Arris Group, Inc.*	602,800	$7,709,812
Arrow Electronics, Inc.*	2,120,600	71,485,426
Avnet, Inc.*	2,332,000	67,837,880
Interdigital, Inc.	920,648	34,321,757
VEECO Instruments Inc.*	338,700	10,167,774
Western Digital Corporation	2,016,100	78,083,553
		$269,606,202
OIL FIELD SERVICES — 18.4%
Atwood Oceanics, Inc.*	308,006	$13,998,873
Baker Hughes Incorporated	428,772	19,393,358
Ensco PLC	1,451,700	79,204,752
Helmerich & Payne, Inc.	179,500	8,545,995
Patterson - UTI Energy, Inc.	844,300	13,373,712
Rowan Companies, Inc.*	2,603,276	87,912,630
		$222,429,320
OIL & GAS EXPLORATION — 12.0%
Cabot Oil & Gas Corporation	189,800	$8,522,020
Cimarex Energy Co.	186,000	10,890,300
Newfield Exploration Company*	1,087,200	34,051,104
Rosetta Resources, Inc.*	1,541,100	73,818,690
SM Energy Company	341,900	18,500,209
		$145,782,323
INDUSTRIAL PRODUCTS — 7.8%
Alliant Techsystems Inc.	52,400	$2,625,764
Oshkosh Corporation*	1,266,900	34,751,067
Trinity Industries, Inc.	1,886,128	56,527,256
		$93,904,087
RETAILING — 4.3%
Foot Locker, Inc.	682,400	$24,225,200
Signet Jewelers Ltd	581,934	28,375,102
		$52,600,302
BUSINESS SERVICES & SUPPLIES — 1.9%
DeVry Inc.	987,100	$22,466,396
BASIC MATERIALS — 1.2%
Reliance Steel & Aluminum Co.	275,308	$14,412,374
FINANCIAL — 1.0%
Federated Investors, Inc.	583,143	$12,065,229
TOTAL COMMON STOCKS — 68.9% (Cost $509,513,724)		$833,266,233

FPA CAPITAL FUND, INC.

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2012
(Unaudited)

	Principal Amount	Value
U.S. TREASURIES — 18.2%
U.S. Treasury Note — 1.375% 2013	$50,000,000	$50,179,690
U.S. Treasury Note — 1.375% 2013	170,000,000	170,942,310
TOTAL U.S. TREASURIES (Cost $221,662,500)		$221,122,000
TOTAL INVESTMENT SECURITIES — 87.1% (Cost $731,176,224)		$1,054,388,233
SHORT-TERM INVESTMENTS — 12.9%
State Street Bank Repurchase Agreement — 0.01% 10/01/12 (Dated 09/28/12, repurchase price of $35,886,030, collateralized by $29,700,000 Principal Amount U.S. Treasury Bonds, — 3.875% 2040, market value $36,605,250)	$35,886,000	$35,886,030
Exxon Mobil Corporation — 0.07% 10/02/12	60,000,000	59,999,883
Federal Home Loan Mortgage Corporation Discount Note — 0.07% 10/04/12	60,000,000	59,999,650
TOTAL SHORT-TERM INVESTMENTS (Cost $155,885,563)		$155,885,563
TOTAL INVESTMENTS — 100.0% (Cost $887,061,787)		$1,210,273,796
Other assets and liabilities, net — (0.0)%		(506,050)
TOTAL NET ASSETS — 100.0%		$1,209,767,746

*  Non-income producing securities.

See notes to financial statements.

FPA CAPITAL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2012
(Unaudited)

ASSETS
Investments at value:
Investment securities — at market value (identified cost $731,176,224)	$1,054,388,233
Short-term investments — at amortized cost (maturities of 60 days or less)	155,885,563	$1,210,273,796
Cash		170
Receivable for:
Dividends and accrued interest	$753,060
Capital Stock sold	220,232	973,292
		$1,211,247,258
LIABILITIES
Payable for:
Advisory fees and financial services	$770,875
Capital Stock repurchased	524,345
Accrued expenses and other liabilities	184,292	1,479,512
NET ASSETS		$1,209,767,746
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 27,871,339 shares		$278,713
Additional Paid-in Capital		821,083,182
Accumulated net realized gain on investments		65,940,577
Accumulated net investment loss		(746,735)
Unrealized appreciation of investments		323,212,009
NET ASSETS		$1,209,767,746
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$43.41
Maximum offering price per share (100/94.75 of per share net asset value)		$45.82

See notes to financial statements.

FPA CAPITAL FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2012
(Unaudited)

INVESTMENT INCOME
Dividends		$3,594,214
Interest		717,301
		$4,311,515
EXPENSES
Advisory fees	$3,980,741
Financial services	608,576
Transfer agent fees and expenses	243,801
Reports to shareholders	47,046
Registration fees	43,249
Directors' fees and expenses	41,237
Custodian fees and expenses	40,508
Legal fees	24,373
Audit and tax services	24,125
Other expenses	4,594	5,058,250
Net investment loss		$(746,735)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities (excluding short-term investments with maturities 60 days or less)	$297,621,347
Cost of investment securities sold	231,536,441
Net realized gain on investments		$66,084,906
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$418,752,504
Unrealized appreciation at end of period	323,212,009
Change in unrealized appreciation of investments		(95,540,495)
Net realized and unrealized gain (loss) on investments		$(29,455,589)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$(30,202,324)

See notes to financial statements.

FPA CAPITAL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2012 (Unaudited)		Year Ended March 31, 2012
CHANGE IN NET ASSETS
Operations:
Net investment loss	$(746,735)		$(3,220,601)
Net realized gain on investments	66,084,906		91,992,540
Change in unrealized appreciation of investments	(95,540,495)		(137,879,464)
Change in net assets resulting from operations		$(30,202,324)		$(49,107,525)
Distributions to shareholders from net realized capital gains		(19,007,071)		—
Capital Stock transactions:
Proceeds from Capital Stock sold	$17,956,909		$101,494,107
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	17,177,582		—
Cost of Capital Stock repurchased*	(85,302,134)	(50,167,643)	(146,275,265)	(44,781,158)
Total change in net assets		$(99,377,038)		$(93,888,683)
NET ASSETS
Beginning of period		1,309,144,784		1,403,033,467
End of period		$1,209,767,746		$1,309,144,784
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		423,578		2,302,779
Shares issued to shareholders upon reinvestment of dividends and distributions		428,689		—
Shares of Capital Stock repurchased		(2,002,849)		(3,360,917)
Change in Capital Stock outstanding		(1,150,582)		(1,058,138)

*  Net of redemption fees of $15,141 and $89,897 for the periods ended September 30, 2012 and March 31, 2012, respectively.

See notes to financial statements.

FPA CAPITAL FUND, INC.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended September 30, 2012	Year Ended March 31,
	(Unaudited)	2012	2011	2010	2009	2008
Per share operating performance:
Net asset value at beginning of period	$45.11	$46.64	$35.16	$20.25	$36.84	$44.28
Income from investment operations
Net investment income (loss)	$(0.03)	$(0.11)	$(0.06)	$(0.07)	$0.30	$0.62
Net realized and unrealized gain (loss) on investment securities	(1.00)	(1.42)	11.54	15.01	(14.51)	(3.38)
Total from investment operations	$(1.03)	$(1.53)	$11.48	$14.94	$(14.21)	$(2.76)
Less distributions:
Dividends from net investment income	—	—	—	$(0.03)	$(0.41)	$(0.67)
Distributions from net realized capital gains	$(0.67)	—	—	—	(1.97)	(4.01)
Total distributions	$(0.67)	—	—	$(0.03)	$(2.38)	$(4.68)
Redemption fees	— *	— *	— *	— *	— *	— *
Net asset value at end of period	$43.41	$45.11	$46.64	$35.16	$20.25	$36.84
Total investment return**	(2.16)%	(3.28)%	32.65%	73.84%	(39.05)%	(6.45)%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$1,209,768	$1,309,145	$1,403,033	$1,148,714	$765,770	$1,812,340
Ratio of expenses to average net assets	0.84%†	0.84%	0.87%	0.86%	0.93%	0.88%
Ratio of net investment income (loss) to average net assets	(0.12)%†	(0.25)%	(0.16)%	(0.20)%	0.92%	1.46%
Portfolio turnover rate	13%†	15%	8%	19%	18%	18%

*  Rounds to less than $0.01 per share

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended September 30, 2012 is not annualized.

†  Annualized

See notes to financial statements.

FPA CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

September 30, 2012
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York Time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 7.

B.  Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

C.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by

FPA CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's ) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $304,605,981 for the six months ended September 30, 2012. Realized gains or losses are based on the specific identification method. All of the amounts reported in the financial statements as of September 30, 2012 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at September 30, 2012 for federal income tax purposes was $329,040,063 and $5,828,054, respectively, resulting in net unrealized appreciation of $323,212,009. As of and during the period ended September 30, 2012, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before March 31, 2008 or by state tax authorities for years ended on or before March 31, 2007.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 11/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the six months ended September 30, 2012, the Fund paid aggregate fees of $40,500 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 5 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the six months ended September 30, 2012, the Fund collected $15,141 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 6 — Distributor

For the six months ended September 30, 2012, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $2,033 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising. Effective at the opening of business on October 1, 2012, UMB Distribution Services, LLC commenced serving as distributor to the Fund. The new distribution agreement is similar to the

FPA CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

prior agreement with FPA Fund Distributors, Inc. There is no cost to the Fund or its shareholders for the services provided under the agreement.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price, Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith by, or under the direction of, the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonable use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of September 30, 2012:

	Level 1	Level 2	Level 3(3)	Total
Common Stocks(1)	$833,266,233	—	—	$833,266,233
U.S. Treasuries	—	$221,122,000	—	221,122,000
Short-Term Investments(2)	—	155,885,563	—	155,885,563
	$833,266,233	$377,007,563	—	$1,210,273,796

(1)  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

(2)  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

(3)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no significant transfers between Level 1 and Level 2 during the period ended September 30, 2012. Additionally, there were no transfers into or out of Level 3 during the period ended September 30, 2012.

FPA CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 8 — New Accounting Pronouncement

In December 2011, the FASB issued ASU No. 2011-11, Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities, which requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting arrangements, to enable users of its financial statements to understand the effect of those arrangements on its financial position. Entities will be required to provide both net (offset amounts) and gross information in the notes to the financial statements for relevant assets and liabilities that are offset or subject to the arrangements. The amendments in ASU No. 2011-11 are effective for interim and annual periods beginning on or after January 1, 2013 and an entity should provide the disclosures required by the amendments retrospectively for all comparative periods presented. The Fund is in the process of evaluating the disclosure requirements and any impact the new disclosures will have on its financial statements.

FPA CAPITAL FUND, INC.

SHAREHOLDER EXPENSE EXAMPLE

September 30, 2012
(Unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2012	$1,000.00	$1,000.00
Ending Account Value September 30, 2012	$978.40	$1,020.74
Expenses Paid During Period*	$4.17	$4.26

*  Expenses are equal to the Fund's annualized expense ratio of 0.84%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2012 (183/365 days).

FPA CAPITAL FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 7, 2012, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2013, on the recommendation of the Independent Directors who met in executive session on August 7, 2012 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser before the meeting as well as information provided throughout the year regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers, the senior analyst supporting the team, the scope of accounting, administrative, shareholder and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service and the outstanding reputation of the Fund's portfolio managers: Dennis Bryan, who has been with the Adviser since 1993, Rikard Ekstrand, who has been with the Adviser since 1999, Robert Rodriguez, who has managed the Fund since 1984, and Arik A. Ahitov, who joined the Adviser in 2010. The Board and the Independent Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. The Directors also received information from an independent consultant, Lipper, a Thomson Reuters Company ("Lipper"), regarding the Fund's performance relative to a peer group of mid-cap value funds selected by Lipper (the "Peer Group"). The Board and the Independent Directors noted the Fund's competitive longer-term investment performance when compared to the Peer Group. The Board and the Independent Directors concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the mutual fund industry generally and for the Peer Group. The Directors noted that the Fund's fees and expenses were at the lower end of the range for the Peer Group. The Board and the Independent Directors also noted that the overall expense ratio of the Fund was low when compared to the Peer Group. The Directors also noted that many funds in the universe charge fees for outside administration and similar services in addition to the advisory fee, and considered amounts paid or reimbursed to the Adviser for financial services. In addition, the Directors noted that the advisory fee rate charged to the Fund compared favorably to the fee rates charged by the Adviser on the institutional accounts managed in a similar style by the portfolio managers, and noted that while a subadvised account was charged a lower fee rate, the services provided to that account differed from the services provided to the Fund. The Board and the Independent Directors concluded that the advisory fees and expenses paid by the Fund to the Adviser should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund, including amounts paid or reimbursed to the Adviser for financial services. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost. The Board and the Independent Directors recognized that the Adviser should be entitled to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's level of profitability from its relationship with the Fund was not unreasonable or excessive.

FPA CAPITAL FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Continued)

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have increased significantly in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources: staffing. The Board and the Independent Directors considered information regarding the Adviser's representation that such increased costs have also included a significant investment in the analyst who assists with the management of the Fund, and additions to administrative personnel and systems that enhance the quality of services provided to the Fund. The Board and the Independent Directors also noted that, even though the Fund is currently closed to new investors and it continues to experience outflows of investment capital, the Adviser has continued to make investments in personnel servicing the Fund.

The Independent Directors noted that the fee rate contained breakpoints as the Fund's assets increased. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that additional breakpoints currently were not appropriate for the Fund given the ongoing investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the Adviser. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in its service infrastructure, and that in light of these investments, additional breakpoints in the Fund's advisory fee structure were not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Fund. In particular, they noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of a highly experienced portfolio management team, which has produced competitive long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2013.

FPA CAPITAL FUND, INC.

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (77)*	Director & Chairman† Years Served: 14	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	7
Thomas P. Merrick – (75)*	Director† Years Served: 3	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7
Alfred E. Osborne, Jr. – (67)*	Director† Years Served: 12	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	4	Wedbush, Inc., Heckmann Corporation and Kaiser Aluminum, Inc.
Patrick B. Purcell – (69)*	Director† Years Served: 6	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Allan M. Rudnick – (71)*	Director† Years Served: 2	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Robert L. Rodriguez – (63)	Director† Portfolio Manager Years Served: 28	Chief Executive Officer of the Adviser.	2	FPA Fund Distributors, Inc.
Dennis M. Bryan – (51)	Co-Chief Executive Officer & Portfolio Manager Years Served: 16	Partner of the Adviser since 2006. Formerly, Vice President of First Pacific Advisors, Inc. from 1993 to 2006.
Rikard B. Ekstrand – (47)	Co-Chief Executive Officer & Portfolio Manager Years Served: 5	Partner of the Advisor since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1999 to 2006.
Eric S. Ende – (68)	Vice President Years Served: 27	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3
J. Richard Atwood – (52)	Treasurer Years Served: 15	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.
Christopher H. Thomas – (55)	Chief Compliance Officer Years Served: 17	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.
Sherry Sasaki – (57)	Secretary Years Served: 29	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.
E. Lake Setzler – (45)	Assistant Treasurer Years Served: 6	Vice President and Controller of the Adviser since 2005.
Michael P. Gomez – (26)	Assistant Vice President Years Served: <1	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

†  Directors serve until their resignation, removal or retirement.

*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CAPITAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St., Ste. A
Milwaukee, WI 53233-2301

(800) 638-3060

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPPTX
CUSIP: 302539101

DISTRIBUTOR

UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

COUNSEL

K&L Gates LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2012 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's web site at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                   Code of Ethics.  Not Applicable to this semi-annual report.

Item 3.                   Audit Committee Financial Expert.  Not Applicable to this semi-annual report.

Item 4.                   Principal Accountant Fees and Services.  Not Applicable to this semi-annual report.

Item 5.                   Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                   Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                   Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                 Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                 Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                 Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

(a)(2)                  Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3)                  Not Applicable

(b)                                 Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ DENNIS M. BRYAN
Dennis M. Bryan, Co-Chief Executive Officer
(Principal Executive Officer)

Date: November 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA CAPITAL FUND, INC.

By:	/s/ DENNIS M. BRYAN
Dennis M. Bryan, Co-Chief Executive Officer
(Principal Executive Officer)

Date: November 21, 2012

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: November 21, 2012